EXHIBIT 10.2

                                                                  EXECUTION COPY

                                   DEMAND NOTE

$250,000                                                       November 26, 2003

FOR VALUE RECEIVED, the undersigned, iGAMES ENTERTAINMENT, INC., a Nevada corporation with its chief executive office and principal place of business at 301 Yamato Road, Suite 2199, Boca Raton, FL 33431 (the "BORROWER"), promises to pay to the order of Mercantile Capital, L.P., with offices located at 300 E. Lancaster Ave., Suite 308, Wynnewood, PA 19096-2106 (the "LENDER"), upon written DEMAND of Lender: (y) after January 31, 2004, and (z) upon five days written notice to the Borrower, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) or, if less, the aggregate outstanding principal balance of all advances made by the Lender to the Borrower, along with all of the Obligations, pursuant to the Credit Facility created under the Loan and Security Agreement dated of even date between Borrower and Lender (the "AGREEMENT"), together with Interest, from the date of wire pursuant to this note ("NOTE"), in like money, at said office of the Lender, at the time and at rates per as provided in the Agreement (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement).

1.       NOTE, INTEREST RATE AND DEFAULT.

         (a) This Note is issued pursuant to the Agreement and is the Note referred to in the Agreement. Interest shall accrue on the outstanding Loan Amounts from the date of wire at a rate per annum equal to Wilmington Trust of Pennsylvania's "prime rate" plus 10%, floating with daily resets, calculated on the basis of a 360-day year counting the actual number of days elapsed (provided, however, that such Interest Rate shall, in no instance, be below 14.5%).

         (b) Upon the occurrence of any Event of Default, as set forth in the Agreement, the entire unpaid balance of principal and accrued Interest of this Note and all other Obligations due under the Agreement shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

2.       PAYMENT SCHEDULE.

         (a) Loan Amounts may be drawn down from the Credit Facility, as set forth in the Agreement. Interest along with the Collateral Management Fee with respect to the Loan Amount from the period from the Closing Date through January 31, 2004, as set forth in the initial Draw-Down Certificate tendered at Closing, shall be due and payable upon the Closing Date, and may be debited from such initial Loan Amount. After the Initial Term, Interest payments and Collateral Management Fee payments shall be received monthly in arrears within five (5) Business Days after the end of the previous calendar month.

         (b) All principal and remaining interest due and owing under this Note shall be paid on the earlier of: (i) DEMAND, in accordance with the pre-amble of this Note, or (ii) the occurrence of an Event of Default, as set forth in the Agreement.

         (c) In an Event of Default, interest on any outstanding Obligations shall immediately accrue and is payable at the Interest Rate plus five percent (5%).

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3.       MISCELLANEOUS.

         (a) Time is of the essence of this Note. All payments of principal and interest shall be made in full in lawful money of the United States of America, without set-off, counterclaim, deduction or withholding for any reason whatsoever, at the offices of the Lender, or at such other place as may be directed by the Lender.

         (b) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER IRREVOCABLY AUTHORIZES THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY AND ALL AMOUNTS UNPAID ON THIS NOTE AND UNDER THE AGREEMENT, INCLUDING INTEREST THEREON TO DATE OF PAYMENT (SUCH AMOUNT AND THE OCCURRENCE OF SUCH EVENT OF DEFAULT TO BE AS EVIDENCED BY A COMPLAINT OR AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER) TOGETHER WITH FEES OF COUNSEL, DISBURSEMENTS AND COSTS OF SUIT, AS SET FORTH BELOW, RELEASING ALL ERRORS AND WAIVING RIGHTS OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL THIS NOTE AND ALL SUMS DUE UNDER THIS NOTE AND THE AGREEMENT SHALL HAVE BEEN PAID IN FULL.

         (c) If the Lender should engage legal counsel in the course of collection of this Note upon the occurrence of an Event of Default, the Borrower shall pay to the Lender all fees and disbursements reasonably incurred by such counsel and all costs of suit. If judgment should be entered against the Borrower in any collection proceeding, the Borrower shall pay the Lender, in addition to principal, interest, and other recoverable sums then due, attorneys' fees equal to ten percent (10%) of the amount of such judgment (but not less than $10,000.00), together with disbursements of counsel and costs of suit, such sums to be included in, and recovered as a part of, such judgment.

         (d) This Note is being executed and delivered in the Commonwealth of Pennsylvania and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Except where the context otherwise requires, the term "Lender" shall be deemed to include any subsequent holder of this Note. For the purpose of any suit, action or proceeding arising out of or relating to this Agreement or any of the Loan Documents, Borrower hereby irrevocably consents and submits to the exclusive jurisdiction and venue of either the Court of Common Pleas of Montgomery County, Pennsylvania or the United States District Court for the Eastern District of Pennsylvania, regardless of the convenience of either such forum.

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                  Borrower further agrees and consents to accept and acknowledge all service of process carried out by means of registered mail, return receipt requested, in connection with any such matter. The provisions of this Section shall not limit or otherwise affect the right of Lender to institute and conduct action in any other appropriate manner, jurisdiction or court.

         (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BOTH OF THE PARTIES KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THIS AGREEMENT. THE PARTIES AGREE THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS NOTE.

         (f) Borrower understands that Lender may from time to time transfer and assign its rights under this Note, in whole or in part, to one or more assignees. Borrower hereby consents to these transfers and assignments by Lender to one or more assignees. Borrower hereby consents that any such assignee may exercise the rights of the Lender hereunder. Borrower further hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against the Lender shall be limited to, and may only be brought against, Lender, its successors and assigns, and may not extend to any assignee of this Agreement. Borrower and Lender intend that any and all direct or indirect assignees of the Lender of the type set forth above shall be the only third party beneficiaries of this Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Note this 26th day of November, 2003

         ATTEST:                        iGAMES ENTERTAINMENT, INC.


         ________________________       By: ______________________________(SEAL)

         Name:                          Name:    Jeremy Stein

         Title:                         Title:   President and CEO

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